                                                       Registration No. 333-

    As filed with the Securities and Exchange Commission on November 5, 2003

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ---------------


     NEWMONT MINING CORPORATION                      NEWMONT USA LIMITED
    (Exact name of Registrant as                (Exact name of Registrant as
     specified in its charter)                   specified in its charter)

              Delaware                                    Delaware
   (State or other jurisdiction of             (State or other jurisdiction of
   incorporation or organization)              incorporation or organization)

             84-1611629                                  13-2526632
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)

         1700 Lincoln Street                         1700 Lincoln Street
       Denver, Colorado 80203                      Denver, Colorado 80203
           (303) 863-7414                              (303) 863-7414
 (Address, including zip code, and          (Address, including zip code, and
    telephone number, including              telephone number, including area
area code, of Registrant's principal         code, of Registrant's principal
         executive offices)                         executive offices)


                              Britt D. Banks, Esq.
                           Newmont Mining Corporation
                               1700 Lincoln Street
                             Denver, Colorado 80203
                                 (303) 863-7414
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                             Maureen Brundage, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                            New York, New York 10036
                                 (212) 819-8200

                                ---------------

       Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-87100

       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                                 CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                         Proposed maximum    Proposed maximum
   Title of each class of               Amount to be      offering price    aggregate offering      Amount of
Securities to be registered             registered (1)     per unit (1)          price (1)      registration fee(1)
-------------------------------------------------------------------------------------------------------------------
Common Stock (and associated
  Preferred Stock Purchase Rights) (2)  $102,400,000          100%            $102,400,000          US$8,284.16
===================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) The registrant has previously registered securities with a maximum initial offering price of $1,000,000,000 pursuant to registration statement on Form S-3 (Registration No. 333-87100), as amended, and certain predecessor registration statements (collectively the "Shelf Registration Statement"). As of the date of this registration statement, the aggregate initial offering price of securities which remain to be issued pursuant to the Shelf Registration Statement is $1,000,000,000.

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register an additional $102,400,000 aggregate offering price of our common stock, par value $1.60 per share. In accordance with Rule 462(b), this Registration Statement incorporates by reference the contents of the Newmont Mining Corporation and Newmont Mining USA Registration Statement on Form S-3 (Registration No. 333-87100) filed on April 26, 2002, as amended by Amendment No. 1 filed on June 19, 2002, Amendment No. 2 filed on April 23, 2003 and Amendment No. 3 filed on October 27, 2003, and which was declared effective on October 31, 2003 by the Securities and Exchange Commission (the "Commission"), including the exhibits and power of attorney thereto and each of the documents filed by the Registrants with the Commission and incorporated or deemed to be incorporated by reference therein.


                                    EXHIBITS

Exhibit
Number                       Description of Documents
-------                      ------------------------

5         Opinion of White & Case LLP.

23.1 Consent of PricewaterhouseCoopers LLP re: Annual Report on Form 10-K/A for the year ended December 31, 2002.

23.2 Consent of PricewaterhouseCoopers LLP re: Amendment to Annual Report on Form 10-K/A for the year ended December 31, 2001 filed on March 20, 2003.

23.3 Consent of PricewaterhouseCoopers LLP re: Current Report on Form 8-K/A filed on April 15, 2003

23.4      Consent of PricewaterhouseCoopers LLP re: Nusa Tengarra
          Partnership V.O.F. - Annual Report on Form 10-K/A for the year ended December 31, 2002.

23.5 Consent of PricewaterhouseCoopers LLP re: Nusa Tengarra Partnership V.O.F. - Amendment to Annual Report on Form 10-K/A for the year ended December 31, 2001 filed on March 20, 2003.

23.6      Consent of Deloitte Touche Tohmatsu.

23.7      Consent of White & Case LLP (included in Exhibit 5).

23.8      Consent of Behre Dolbear & Company, Inc.

24.1 Power of Attorney of certain officers and directors of Newmont Mining Corporation.*

24.2 Power of Attorney of certain officers and directors of Newmont USA Limited.*

24.3 Power of Attorney of the principal accounting officer of Newmont Mining Corporation.*

24.4 Power of Attorney of the principal accounting officer of Newmont USA Limited.*

24.5      Power of Attorney of a director of Newmont USA Limited.*

24.6 Power of Attorney of the principal financial officer of Newmont Mining Corporation. *

24.7 Power of Attorney of certain officers and directors of Newmont USA Limited.*

------------------------
* Previously filed with Registration Statement on Form S-3, Registration No. 333-87100

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 5th day of November, 2003.

                                         NEWMONT MINING CORPORATION


                                         By /s/ Bruce Hansen
                                           -------------------------------------
                                            Bruce Hansen
                                            Senior Vice President and Chief
                                              Financial Officer

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                 Title                                       Date
---------                 -----                                       ----


----------------------
    Glen A. Barton        Director                              November 5, 2003

           *
----------------------
Vincent A. Calarco        Director                              November 5, 2003

           *
----------------------
  James T. Curry, Jr.     Director                              November 5, 2003

           *
----------------------
  Joseph P. Flannery      Director                              November 5, 2003

           *
----------------------
   Michael S. Hamson      Director                              November 5, 2003


----------------------
  Leo I. Higdon, Jr.      Director                              November 5, 2003

           *
----------------------
    Pierre Lassonde       President and Director                November 5, 2003

           *
----------------------
   Robert J. Miller       Director                              November 5, 2003

           *
----------------------
    Wayne W. Murdy        Chairman of the Board and Chief       November 5, 2003
                            Executive Officer
                            (Principal Executive Officer)
           *
----------------------
  Robin A. Plumbridge     Director                              November 5, 2003

           *
----------------------
   John B. Prescott       Director                              November 5, 2003

           *
----------------------
   Michael K. Reilly      Director                              November 5, 2003

           *
----------------------
   Seymour Schulich       Director                              November 5, 2003

           *
----------------------
   James V. Taranik       Director                              November 5, 2003

  /s/ Bruce D. Hansen
----------------------
    Bruce D. Hansen       Senior Vice President and Chief       November 5, 2003
                            Financial Officer
                            (Principal Financial Officer)

           *
----------------------
   David W. Peat          Vice President and Global Controller  November 5, 2003
                           (Principal Accounting Officer)


*By /s/ Bruce D. Hansen
   ---------------------
    Bruce D. Hansen
    As Attorney-in-fact

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 5th day of November, 2003.

                                           NEWMONT USA LIMITED


                                           By /s/ Thomas P. Mahoney
                                             -----------------------------------
                                              Thomas P. Mahoney
                                              Vice President and Treasurer

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                 Title                                 Date
---------                 -----                                 ----

          *
----------------------
 David H. Francisco       Chairman of the Board and             November 5, 2003
                            Director

          *
----------------------
    Britt D. Banks        Vice President, General Counsel,      November 5, 2003
                            Secretary and Director

/s/ Bruce D. Hansen
----------------------

   Bruce D. Hansen        Director                              November 5, 2003


         *
----------------------
  Richard M. Perry        President and Director                November 5, 2003
                          (Principal Executive Officer)

         *
----------------------
Thomas P. Mahoney         Vice President and Treasurer          November 5, 2003
                          (Principal Financial Officer)

         *
----------------------    Vice President and Global Controller  November 5, 2003
   David W. Peat            (Principal Accounting Officer)


*By /s/ Bruce D. Hansen
   --------------------
    Bruce D. Hansen
    As Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit
Number                      Description of Documents
-------                     ------------------------

5         Opinion of White & Case LLP.

23.1 Consent of PricewaterhouseCoopers LLP re: Annual Report on Form 10-K/A for the year ended December 31, 2002.

23.2      Consent of  PricewaterhouseCoopers  LLP re: Amendment to
          Annual Report on Form 10-K/A for the year ended December 31, 2001 filed on March 20, 2003.

23.3 Consent of PricewaterhouseCoopers LLP re: Current Report on Form 8-K/A filed on April 15, 2003

23.4      Consent of PricewaterhouseCoopers LLP re: Nusa Tengarra
          Partnership V.O.F. - Annual Report on Form 10-K/A for the year ended December 31, 2002.

23.5 Consent of PricewaterhouseCoopers LLP re: Nusa Tengarra Partnership V.O.F. - Amendment to Annual Report on Form 10-K/A for the year ended December 31, 2001 filed on March 20, 2003.

23.6      Consent of Deloitte Touche Tohmatsu.

23.7      Consent of White & Case LLP (included in Exhibit 5)

23.8      Consent of Behre Dolbear & Company, Inc.

24.1 Power of Attorney of certain officers and directors of Newmont Mining Corporation.*

24.2 Power of Attorney of certain officers and directors of Newmont USA Limited.*

24.3 Power of Attorney of the principal accounting officer of Newmont Mining Corporation.*

24.4 Power of Attorney of the principal accounting officer of Newmont USA Limited.*

24.5      Power of Attorney of a director of Newmont USA Limited.*

24.6 Power of Attorney of the principal financial officer of Newmont Mining Corporation. *

24.7 Power of Attorney of certain officers and directors of Newmont USA Limited.*

------------------------
* Previously filed with Registration Statement on Form S-3, Registration No. 333-87100